The PBHG Funds, Inc.


                                    Prospectus
                                   March 13, 2001



                                    PBHG Wireless & Telecom Fund










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


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An Introduction to the PBHG Funds(R) and this Prospectus

The PBHG Funds, Inc. is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called funds. This prospectus offers Advisor Class Shares and PBHG Class Shares of the PBHG Wireless & Telecom Fund.

The Fund has a specific investment goal and specific investment strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own. The Fund is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who require regular income or stability of principal, or who are pursuing a short-term investment goal, such as investing emergency reserves.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for the Fund.

This Prospectus contains important information you should know before investing in the Fund and as a shareholder in the Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.



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Contents
Fund Summary.............................................................     4
More About The Fund......................................................     8
Risks & Returns..........................................................     8
The Investment Adviser...................................................    12
Your Investment..........................................................    13
Pricing Fund Shares......................................................    13
Buying Shares............................................................    13
General Policies.........................................................    15
Selling Shares...........................................................    18
Distribution & Taxes.....................................................    19


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Fund Summary

PBHG Wireless & Telecom Fund

Goal

The Fund seeks to provide investors with long-term growth of capital.

Main Investment Strategies

Under normal circumstances, the Fund, a non-diversified fund, will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in securities of wireless and telecom companies. Wireless and telecom companies are companies that derive at least 50% of their revenues , directly or indirectly , from the developement, manufacturing, production or sale of wireless , technology or communications related equipment, products or services. The Fund is also concentrated which means it will invest 25% or more of its total assets in the wireless and telecomm industries.


The Fund may invest in small, medium or large sized companies, without regard to their size.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

Main Investment Risks

The Fund is non-diversified which means, as compared to a diversified fund, it invests a higher percentage of its assets in a limited number of stocks in order to achieve a potentially greater investment return than a diversified fund. As a result, the price change of a single security, positive or negative, has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated which means, as compared to a non-concentrated fund, it invests a higher percentage of its assets in specific wireless and telecom industries in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular industry, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund will go up and down, which means you could lose money.



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The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of wireless and telecom companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 8.

Performance Information

Performance information for Advisor Class Shares and PBHG Class Shares of the Fund will be presented once the Fund has completed investment operations for a full calendar year.

Fees and Expenses

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Since the Fund did not commence operations as of the date of this Prospectus, "Other Expenses" is based on estimated amounts the Fund expects to pay during the current fiscal year.

Advisor Class Shares

Fees and Expenses Table
Shareholder Fees                                     None

Annual Fund Operating Expenses
Management Fees                                      1.25%
Distribution and/or Service (12b-1) Fees             0.25%
Other Expenses                                       0.50%
Total Annual Operating Expenses                      2.00%*



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* These are the expenses you should expect to pay as an investor in Advisor
Class Shares of this Fund for the fiscal year ending March 31, 2001. However, you should know that for the fiscal year ending March 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.90% (excluding Service (12b-1) Fees, interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses). You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding Service (12b-1) Fees, interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) are less then 1.90%, the Fund's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years.

PBHG Class Shares

Fees and Expenses Table
Shareholder Fees                                     None

Annual Fund Operating Expenses
Management Fees                                      1.25%
Distribution and/or Service (12b-1) Fees             None
Other Expenses                                       0.50%
Total Annual Operating Expenses                      1.75%*

* These are the expenses you should expect to pay as an investor in PBHG Class Shares of this Fund for the fiscal year ending March 31, 2001. However, you should know that for the fiscal year ending March 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.90% (excluding interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses). You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) are less then 1.90%, the Fund's Board of Directors may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


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Your Cost Over

                                              1 Year            3 Years
         Advisor Class Shares                 $203              $627
         PBHG Fund Class Shares               $178              $551



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More About the Fund

Risks and Returns


The table set forth on the following pages describes the main investment strategies described in the Fund Summary section of this Prospectus in greater detail. From time to time, the Fund employs other investment practices which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

The Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit the Fund's losses, they can prevent the Fund from achieving its investment goal.

The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Securities

Shares representing ownership or the right to ownership in a corporation. The Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

Potential Risks

Security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Security prices may fall because of factors affecting companies in a number of industries, such as increases in production costs.



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Security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Potential Returns

Securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

Policies to Balance Risk and Return

Pilgrim Baxter maintains a long-term investment approach and focuses on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, the Fund intends to remain fully invested, with at least 65% of its total assets in securities.

Pilgrim Baxter focuses its active management on securities selection, the area Pilgrim Baxter believes its commitment to fundamental research can most enhance the Fund's performance.

Growth Securities

Securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

Potential Risks

See Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

Potential Returns

See Securities.

Growth securities may appreciate faster than non-growth securities.

Policies to Balance Risk and Return

See Securities.

In managing the Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.



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Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Foreign Equity Securities

Securities of foreign issuers, including ADRs, EDRs and GDRs. ADRs are certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

Potential Risks

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in the relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Fund.

Potential Returns

Favorable exchange rate movements could generate gains or reduce losses.

Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

Policies to Balance Risk and Return

In managing the Fund, Pilgrim Baxter uses its own software and research models. Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

The Fund may not invest more than 15% of its total assets in foreign issuers not traded in the U.S.

Small and Medium Sized Companies

Potential Risks

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be more dependent on a smaller management group.



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Potential Returns

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Policies to Balance Risk and Return

See Securities and Growth Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that they expect to exceed consensus earnings expectations.

Wireless and Telecomm Securities

Securities of companies that derive at least 50% of their revenues, directly or indirectly, from the development, manufacturing, production or sale of wireless, technology or communications related equipment products or services. As the name suggests, these companies rely extensively on wireless, technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

Potential Risks

Wireless and Telecomm companies are strongly affected by competion, new products, worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with wireless, technology or communications issues.

Potential Returns

Wireless and telecomm company securities offer investors significant growth potential because they may be responsible for breakthrough products, services or technologies or may be positioned to take advantage of related cutting-edge developments.

Policies to Balance Risk and Return

Although the Fund will invest 25% or more of its total assets in the wireless and telecom industries, the Fund seeks to strike a balance among the types of companies within those industries in an effort to lessen the impact of negative developments in those industries.

OTC securities

Securities not listed and traded on an organized exchange, but bought and sold through a computer network.

Potential Risks

OTC securities are not traded as often as securities listed on an exchange. So, if the Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.



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Potential Returns

Increases the number of potential investments for the Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Policies to Balance Risk and Return

Pilgrim Baxter uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance the Fund's performance.

Illiquid Securities

Securities that do not have a ready market and cannot be easily sold, if at all, at approximately the price that the Fund has valued them.

Potential Risks

The Fund may have difficulty valuing these securities precisely.

The Fund may be unable to sell these securities at the time or price it desires.

Potential Returns

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

Policies to Balance Risk and Return

The Fund may not invest more than 15% of its net assets in illiquid securities.

The Investment Adviser

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for the Fund. Founded in 1982, Pilgrim Baxter currently manages approximately $13 billion in assets for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Fund. The Fund's Board of Directors supervises Pilgrim Baxter and establishes policies that Pilgrim Baxter must follow in its day-to-day investment management activities.

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenues and sales growth.


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

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using propriety software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or deterioration in business fundamentals occurs or is expected to occur.

As of the date of this Prospectus, the Fund had not commenced investment operations. As investment adviser to this Fund, Pilgrim Baxter is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund's average daily net assets.

A team of investment professionals will manage the Fund.

Your Investment

Pricing Fund Shares

The Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Fund's Board of Directors. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of the Fund's shares may change on days when its shares are not available for purchase or sale.

Net Asset Value (NAV)

The price of the Fund's shares is based on its net asset value (NAV). The Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Fund shares are priced every day at the close of regular trading on the New York Stock Exchange. Fund shares are not priced on days that the New York Stock Exchange is closed.

Buying Shares

You may purchase shares of the fund directly through the Fund's transfer agent. The price per share you will pay to invest in the Fund is its net asset value per share (NAV)


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

next calculated after the transfer agent or other authorized representative accepts your order. The Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, each day the exchange is open for business. The Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's board of directors may use another method that it believes reflects fair value.

You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell you Fund shares. These financial institutions may charge you a fee for this service in addition to the Fund's NAV.

Minimum Investments
                                    Initial                    Additional
Regular accounts                    $2,500                     no minimum
Uniform Gifts/Transfer
  to Minor Accounts                 $500                       no minimum
 Traditional IRAs                   $2,000                     no minimum
 Roth IRAs                          $2,000                     no minimum
 Educational IRAs                   $500                       no minimum
 Systematic Investment              $500                       $25
   Plans(1) (SIP)

(1) Provided a SIP is established, the minimum initial investment for the Fund is $500 along with a monthly systematic investment of $25 or more.

IRA concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with nondeductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education IRA: an IRA with nondeductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult a PBHG Shareholder Services Representative or a tax advisor.

Selling Shares

You may sell your Fund shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized


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representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of the Fund through certain broker-dealers or other financial institutions at which you maintain an account. These financial institutions may charge you a fee for this service.

Limitations on selling shares by phone

 Proceeds
 sent by                            Minimum          Maximum

 Check                              no minimum       $50,000 per day

 Wire*                              no minimum       no maximum

 ACH                                no minimum       no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

o    Redemptions in excess of $50,000

o    Requests to send proceeds to a different address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days o Requests to wire proceeds to a different bank account

A signature guarantee helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

General Policies

o    The Fund may reject or suspend acceptance of purchase orders.

o The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the NAV of the Fund.



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

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Education IRA accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Education IRA accounts. This fee will be automatically charged to your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 14. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to you redeeming or exchanging out of the Fund.

Exchanges Between Other Funds in PBHG Funds(R)

You may exchange some or all of your Advisor Class Shares of the Fund for Advisor Class Shares of any other fund in PBHG Funds(R) that offers Advisor Class Shares. You may exchange some or all of your PBHG Class Shares of the Fund for Advisor Class Shares of any other fund in PBHG Funds(R) that offers Advisor Class Shares or for PBHG Class Shares of certain other funds in PBHG Funds(R). To obtain a prospectus for the other funds in PBHG Funds(R), please call the telephone number, write the address or access the website located on the back cover of this prospectus. You may mail, telephone or use the Fund's website to provide your exchange instructions to the transfer agent. There is currently no fee for exchanges, however, the Fund may change or terminate this privilege on 60 days' notice. In addition, please note that exchanges from PBHG Class Shares of the Fund into PBHG Class Shares of the PBHG Cash Reserves Fund may be made only four (4) times per year.

To Open An Account

In Writing

Complete the application.

Mail your completed application
and a check to:
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, Missouri  64121-9534



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

By Telephone

Call us at 1-800-433-0051 to receive an account application and receive an account number.

Wire  Have your bank send your investment to:

o    United Missouri Bank of Kansas City, N.A.
o    ABA# 10-10-00695
o    Account # 98705-23469
o    Fund Name/Class Name
o    Your name
o    Your Social Security or tax ID number
o    Your account number

Return the original account application via mail.

Via the Internet

o    Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "open account" screen, download, print and follow the instructions for completing an account application.

To Add To An Account

In Writing Fill out an investment slip:

Mail the slip and the check to:
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, Missouri  64121-9534

If you maintain multiple PBHG Fund accounts, please ensure that the fund name/class name and account number of any account you wish to purchase additional shares of is preprinted on the stub you remit.

By Telephone

Wire  Have your bank send your investment to:

o    United Missouri Bank of Kansas City, N.A.
o    ABA# 10-10-00695
o    Account # 98705-23469
o    Fund Name/Class Name

o    Your name
o    Your Social Security or tax ID number
o    Your account number

By Automated Clearing House

o    Complete the bank information section on the account application.
o    Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet

o    Complete the bank information section on the account application.
o Enter the "Your Account" section of the website and follow the instructions for purchasing shares.

To Sell Shares
By Mail
Write a letter of instruction that includes:

o    Your name(s) and signature(s)
o    Your account number o Fund name/Class Name
o    The dollar amount your wish to sell
o    How and where to send the proceeds

If required, obtain a signature guarantee (see "Selling Shares")
Mail your request to:
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, Missouri  64121-9534

Systematic Withdraw Plan

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account
o    Complete the applicable section on the account application
Note: Must maintain a minimum account balance of $5,000 or more.

By Telephone

Sales orders may be placed by telephone provided this option was selected on your account application.
Please call 1-800-433-0051.
Note: sales from IRA accounts may not be made by telephone and must be made in writing.

ACH

o    Complete the bank information section on the account application.



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

o    Attach a voided check or deposit slip to the account application.
Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Wire

Sale proceeds may be wired at your request. Be sure the Fund has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

Distribution and Taxes

The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. These dividends and distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Capital gains tax rates are described in the table below.

A sale or exchange of the Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange. (1) Short-term capital gains will apply if you sell or exchange the Fund up to 12 months after buying it. (2) Long-term capital gains will apply to the Fund if sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxability of Distributions

 Type of                  Tax rate for                    Tax rate for
 Distribution             15% bracket                     28% bracket

 Dividends                Ordinary income rate            Ordinary income rate

 Short-term
   Capital Gains          Ordinary income rate            Ordinary income rate

 Long-term
   Capital Gains          10%                             20%

Taxes on Transactions
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Distribution Arrangements

PBHG Class Shares and Advisor Class Shares of the Fund are currently offered for purchase. PBHG Funds (R) does not currently offer any other classes of shares. The exchange privilege for the PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Other Funds in PBHG Funds (R). Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee which is discussed in the following paragraph.

PBHG Funds(R), on behalf of the Fund, has adopted a Service Plan pursuant to which the Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class Shares. This shareholder servicing fee is intended to compensate financial intermediaries, plan fiduciaries and investment professionals for providing personal services, distribution support services and/or account maintenance services to beneficial owners of Advisor Class Shares of the Fund. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For More Information

The PBHG Funds, Inc.


For investors who want more information about the Fund, the following document is available free upon request:

Statement of Additional Information (SAI)
Provides more information about the Fund and is incorporated into this Prospectus by reference.

To obtain information and for shareholder inquiries

By telephone
Call 1-800-433-0051

By mail
The PBHG Funds, Inc.
P.O. Box 219534
Kansas City, MO 64121-9534

Via the Internet
www.pbhgfunds.com

Text-only versions and other information about The PBHG Funds, Inc. are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Adviser
Pilgrim Baxter & Associates, Ltd.

Distributor
SEI Investments Distribution Co.

SEC file number 811-04391

PBHG Wireless & Telecom Prospectus-- X/00

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED March 13, 2001

                                      Fund:
                              THE PBHG FUNDS, INC.

                                   Portfolio:
                          PBHG WIRELESS & TELECOM FUND


                               Investment Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of The PBHG Funds, Inc. (the "Fund" or "Registrant") and the Portfolio named above. It should be read in conjunction with the Prospectus for the Portfolio's Advisor Class shares and PBHG Class shares dated March 13, 2001. The Prospectus may be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND ...................................................................   3

DESCRIPTION OF PERMITTED INVESTMENTS .......................................   3

INVESTMENT LIMITATIONS .....................................................  16

DIRECTORS AND OFFICERS OF THE FUND .........................................  19

5% AND 25% SHAREHOLDERS ....................................................  21

THE ADVISER ................................................................  25

THE DISTRIBUTOR ............................................................  27

THE ADMINISTRATOR AND SUB-ADMINISTRATOR ....................................  28

OTHER SERVICE PROVIDERS ....................................................  28

PORTFOLIO TRANSACTIONS .....................................................  29

DESCRIPTION OF SHARES ......................................................  30

PURCHASES AND REDEMPTIONS OF SHARES ........................................  31

DETERMINATION OF NET ASSET VALUE ...........................................  38

TAXES ......................................................................  39

PERFORMANCE ADVERTISING ....................................................  44

CALCULATION OF TOTAL RETURN ................................................  45

FINANCIAL STATEMENTS .......................................................  45

                                    THE FUND

The Fund is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Fund approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Fund voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Fund's name to The PBHG Funds, Inc.

This Statement of Additional Information relates to only the PBHG Wireless & Telecom Fund (the "Portfolio") of the Fund. The Portfolio has two separate classes of shares, the PBHG Class and the Advisor Class. PBHG Class shares provide different distribution costs, voting rights and dividends than Advisor Class shares. Except for these differences, each PBHG Class share and each Advisor Class share of the Portfolio represents an equal proportionate interest in the Portfolio. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Portfolio. No investment in shares of the Portfolio should be made without first reading the Portfolio's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in the Prospectus offering shares of the Portfolio.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to the Portfolio.

                      DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by the Portfolio, the Fund's custodian or its agents must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, the Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its initial and variation margin deposits.

The Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. The Portfolio will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by the Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures contracts, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Portfolio may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. The Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

The Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intend to purchase pending its ability to invest in an orderly manner in those securities. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. The Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. The Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. The Portfolio may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." The Portfolio has established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which the Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolio for hedging purposes is also subject to the Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Portfolio and clients advised by the Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options which the Portfolio can write on a particular security.

Investment Company Shares

The Portfolio may invest in securities of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders, such as the Portfolio, are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. Since investment companies pay management fees and other expenses, shareholders of the Portfolio would indirectly pay both Portfolio expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit the Portfolio from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Portfolio owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Portfolio's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, the Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of
1933) would have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Portfolio limits the amount of total assets it invests in restricted securities to 15%.

Foreign Currency Transactions

The Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser may enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Adviser hedges the Portfolio's currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser will be advantageous to the Portfolio or that it will hedge at an appropriate time.

American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Mortgage-Backed Securities

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Receipts

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Time Deposit

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. Government Securities

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Variable and Floating Rate Instruments

Certain of the obligations purchased by the Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Warrants

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and Delayed-Delivery Securities

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Portfolio's assets. The Portfolio is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolio will maintain liquid assets in such accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities.

Small and Medium Capitalization Stocks

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Portfolio may invest in securities of issuers with small or medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

The Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Portfolio invests may not be as great as that of other securities and, if the Portfolio was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities

The Portfolio will invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in Wireless, Technology and Communications Companies

The Portfolio will invest in equity securities of wireless, technology or communications companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Because the Portfolio is non-diversified, it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a more widely diversified fund. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Portfolio's investments in technology companies. For example, the technology companies in which the Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

European Economic and Monetary Union

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Portfolio because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

                             INVESTMENT LIMITATIONS

Fundamental Policies

The Portfolio has adopted certain investment restrictions which are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Several of these fundamental investment restrictions include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means: the Investment Company Act of 1940, as amended, and the rules, regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Portfolio.

1. The Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

2. The Portfolio may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

3. The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

4. The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

5. The Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

      Please refer to Non-Fundamental Investment Restriction number 4 for further information.

6. The Portfolio may, not withstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

      Please refer to Non-Fundamental Investment Restriction number 6 for further information

     As part of its fundamental policies, the Portfolio is also concentrated. As a concentrated fund, the Portfolio may invest 25% or more of its total assets at the time of purchase in the wireless and telecom industries. However, the Portfolio intends to qualify as a "regulated investment company" as defined under Subchapter M of the Internal Revenue Code. As such, the Portfolio is subject to an asset diversification test under that subchapter. This diversification test is described under "Taxes- Qualification as a Regulated Investment Company."

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in the Portfolio's Prospectus, the Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

1. The Portfolio may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Directors, based on trading markets for such security, to be liquid.

2. The Portfolio may not invest more than 15% of its total assets in securities of foreign issuers not traded in the U.S.

3. In complying with the fundamental limitation regarding borrowing money and issuing senior securities, the Portfolio may borrow in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Portfolio may borrow from banks, broker-dealers or other investment companies and their series that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment adviser (a "Pilgrim Baxter Advised Fund") on such terms and conditions as the SEC may require in an exemptive order. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio's total assets.

4. In complying with the fundamental limitation with regard to making loans, the Portfolio may lend up to 33 1/3% of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

5. The Portfolio may not invest more than 15% of its total assets in restricted securities.

6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Portfolio may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies and restrictions as the Portfolio.

     All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Senior Securities

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

Temporary Defensive Positions

Under normal market conditions, the Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Fund. The Directors and executive officers of the Fund and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Director serves as a Director and each officer serves as an officer in a similar capacity for The PBHG Insurance Series Fund, Inc., a registered investment company advised by the Adviser.


===================================== =================== =========================================================
                                       Position Held
Name, Address, and Age                  with the Fund             Principal Occupation(s) During Past 5 Years
------------------------------------- ------------------- ---------------------------------------------------------
John R. Bartholdson,                       Director       Chief Financial Officer and Director, the Triumph
1255 Drummers Lane, Suite 200,                            Group, Inc. (manufacturing) since 1992.
Wayne, PA 19087
(56)
------------------------------------- ------------------- ---------------------------------------------------------
                                       Chairman of the    Chairman, Chief Executive Officer and Director, the
Harold J. Baxter*,                    Board and Director  Adviser since 1982.  Trustee, the Administrator since
1400 Liberty Ridge Drive, Wayne, PA                       May 1996.  Chairman, Chief Executive Officer and
19087,                                                    Director, Value Investors, since June 1996.  Trustee,
(54)                                                      PBHG Fund Distributors since January 1998.
                                                          Director, UAM since 1996.
------------------------------------- ------------------- ---------------------------------------------------------
                                           Director       Consultant, Syrus Associates since 1986.  Trustee,
Jettie M. Edwards,                                        Provident Investment Counsel Trust (investment company)
76 Seaview Drive, Santa Barbara,                          since 1992.   Trustee, EQ Advisors Trust (investment
California 93108,                                         company) since 1997.
(54)
------------------------------------- ------------------- ---------------------------------------------------------
                                           Director       Principal and Treasurer, JK Equipment Exporters since
Albert A. Miller,                                         1995.  Senior Vice President, Cherry & Webb, CWT
7 Jennifer Drive, Holmdel, New                            Specialty Stores since 1995, Advisor and Secretary, the
Jersey 07733,                                             Underwoman Shoppes Inc. (retail clothing stores) since
(66)                                                      1980.  Merchandising Group Vice President, R.H. Macy &
                                                          Co., 1958-1995 (retired).
------------------------------------- ------------------- ---------------------------------------------------------
Gary L. Pilgrim,                          President       President, Chief Investment Officer and Director, the
1400 Liberty Ridge Drive, Wayne, PA                       Advisor since 1982.  Trustee, the Administrator since
19087,                                                    May 1996.  President and Director, Value Investors
(60)                                                      since June 1996.

------------------------------------- ------------------- ---------------------------------------------------------
Lee T. Cummings                        Treasurer, Chief   Director of Mutual Fund Operations, the Adviser since
1400 Liberty Ridge Drive, Wayne, PA       Financial       1996.  Treasurer, the Administrator since May 1996.
19087,                                     Officer,       President, the Distributor since December 1998.
(37)                                      Controller      Investment Accounting Officer, Delaware Group of Funds,
                                                          1994-1996.  Vice President, Fund/Plan Services, Inc.,
                                                          1992-1994
------------------------------------- ------------------- ---------------------------------------------------------
Matthew R. DiClemente                     Assistant       Legal Assistant, the Adviser since 1998.Fund
825 Duportail Road, Wayne, PA             Secretary       Accountant, the Adviser, 1996-1998.  Fund Accountant,
19087,                                                    J.P. Morgan & Co., Inc., 1993-1996.
(31)
------------------------------------- ------------------- ---------------------------------------------------------
John M. Zerr                            Vice President    General Counsel and Secretary, the Adviser since
1400 Liberty Ridge Drive, Wayne, PA     and Secretary     November 1996.  General Counsel and Secretary, Value
19087,                                                    Investors since November 1996.  General Counsel and
(38)                                                      Secretary, the Administrator since January 1998.
                                                          General Counsel and Secretary, the Distributor since
                                                          January 1998.  Vice President and Assistant Secretary,
                                                          Delaware Management Company, Inc. and the Delaware
                                                          Group of Funds, 1995-1996.  Associate, Ballard Spahr
                                                          Andrews & Ingersoll (law firm), 1987-1995.
------------------------------------- ------------------- ---------------------------------------------------------


===================================== =================== =========================================================
                                        Position Held
Name, Address, and Age                  with the Fund             Principal Occupation(s) During Past 5 Years
------------------------------------- ------------------- ---------------------------------------------------------
Meghan M. Mahon                         Vice President    Counsel, the Adviser since April 1998.  Assistant Vice
1400 Liberty Ridge Drive, Wayne, PA     and Assistant     President, Assistant Secretary and Counsel, Delaware
19087,                                    Secretary       Management Company Inc. and the Delaware Group of
(33)                                                      Funds, 1997-1998.  Associate, Drinker Biddle & Reath,
                                                          LLP (law firm) 1994-1997. Associate, McAleese, McGoldrick &
                                                          Susanin (law firm) 1993-1994.
------------------------------------- ------------------- ---------------------------------------------------------
James R. Foggo                          Vice President    Vice President and Assistant Secretary of the
One Freedom Valley Road Oaks, PA        and Assistant     Sub-Administrator and the Distributor since 1998.
19456                                     Secretary       Associate, Paul Weiss, Rifkind, Wharton & Garrison,
(36)                                                      1998. Associate, Baker & McKenzie, 1995-1998.
                                                          Associate, Battle Fowler L.L.P., 1993-1995.
------------------------------------- ------------------- ---------------------------------------------------------
Timothy D. Barto                        Vice President    Vice President and Assistant Secretary of SEI
One Freedom Valley Road Oaks, PA        and Assistant     Investments Co. and a Vice President and Assistant
19456                                     Secretary       Secretary of SEI Investments Mutual Fund Services and
(32)                                                      SEI Investments Distribution Co. since November 1999.
                                                          Associate at Dechert Price & Rhoads from
                                                          1997 to 1999 and an Associate at Richter, Miller & Finn from
                                                          1994 to 1997.
===================================== =================== =========================================================


Each current Director of the Company received the following compensation during the fiscal year ended March 31, 2000:

==================================== ==================== ==================== ================= ==========================
                                                          Pension or
                                                          Retirement                             Total
                                     Aggregate            Benefits             Estimated         Compensation
                                     Compensation         Accrued as Part      Annual            from Company
Name of Person,                      From                 of Company           Benefits Upon     and Company Complex
Position                             Company              Expenses             Retirement        Paid to Directors
------------------------------------ -------------------- -------------------- ----------------- --------------------------
John R. Bartholdson,                       $48,000                N/A                N/A                  $78,000
Director                                                                                            for services on two
                                                                                                          boards
------------------------------------ -------------------- -------------------- ----------------- --------------------------

Harold J. Baxter,                            N/A                  N/A                N/A                    N/A
Director*
------------------------------------ -------------------- -------------------- ----------------- --------------------------

Jettie M. Edwards,                         $48,000                N/A                N/A                  $78,000
Director                                                                                            for services on two
                                                                                                          boards
------------------------------------ -------------------- -------------------- ----------------- --------------------------

Albert A. Miller,                          $48,000                N/A                N/A                  $78,00
Director                                                                                            for services on two
                                                                                                          boards
==================================== ==================== ==================== ================= ==========================

* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Company.

     None of the above compensation was allocated to the Portfolio because it had not commenced investment operations as of March 31, 2000. The compensation each director receives will not be increased when the Portfolio commences operations.

                             5% AND 25% SHAREHOLDERS

As of February 28 2001, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Fund. Persons owning of record or beneficially 25% or more of the outstanding share class of the Fund may be deemed to be a controlling person of the Fund for purposes of the 1940 Act.

PBHG Core Growth Fund - PBHG Class

Charles Schwab & Co., Inc.                                                15.94%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                         13.28%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

PBHG Emerging Growth Fund - PBHG Class

Fidelity Investments Institutional Operations Co.                         15.34%
100 Magellan Way
Covington, KY 41015

Putnam Fiduciary Trust Company                                            11.32%
P.O. Box 9740
Providence, RI  02940

Chase Manhattan Bank                                                      10.43%
4 New York Plaza, Floor 2
New York, NY  10004

Charles Schwab & Co. Inc.                                                 10.31%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                          7.41%
P.O. Box 3908
Church Street Station
New York, New York 10008-3908

PBHG Growth Fund - PBHG Class

Fidelity Investments Institutional                                        17.37%
Operations Co.
100 Magellan Way
Covington, KY  41015-3987

Charles Schwab & Co. Inc.                                                 11.43%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

Connecticut General Life Insurance                                         8.09%
280 Trumbull Street
PO Box 2975
Hartford, CT 06103-3509

National Financial Services Corp.                                          6.28%
P.O. 3908
Church Street Station
New York, New York 10008-3908


PBHG Growth Fund - Advisor Class

The Travelers Insurance Company                                           81.40%
1 Tower Square
Hartford, CT 06183-9001

Wilmington Trust Company                                                  17.69%
1100 N. Market Street
Wilmington, DE 19801-3029


PBHG Large Cap Growth Fund - PBHG Class

Charles Schwab & Co. Inc.                                                 38.45%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp                                          12.92%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908


Salomon Smith Barney                                                       5.43%
333 West 34th Street
New York, NY 10001-2483

PBHG Large Cap Growth Fund - Advisor Class

Pilgrim Baxter & Associates, Ltd.                                           100%
1400 Liberty Ridge Drive
Wayne, PA 19087-5593


PBHG Limited Fund - PBHG Class

Charles Schwab & Co., Inc.                                                 9.93%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122


PBHG Large Cap 20 Fund - PBHG Class

Charles Schwab & Co., Inc.                                                30.06%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                         15.80%
P.O. Box 3908
Church Street Station
New York, NY            10008-3908

PBHG Large Cap 20 Fund - Advisor Class

Pilgrim Baxter & Associates, Ltd.                                           100%
1400 Liberty Ridge Drive
Wayne, PA 19087-5593

PBHG Select Equity Fund - PBHG Class

Charles Schwab & Co. Inc.                                                 27.36%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                         22.01%
P.O. Box 3908
Church Street Station
New York, NY            10008-3908


PBHG Large Cap Value Fund - PBHG Class

Charles Schwab & Co., Inc.                                                34.33%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.                                         23.58%
P.O. Box 39
Church Street Station
New York, NY  10008-3908

National Investor Services Corp                                            5.39%
55 Water Street
New York, NY  10041-3299

PBHG Large Cap Value Fund - Advisor Class

Pilgrim Baxter & Associates, Ltd.                                           100%
1400 Liberty Ridge Drive
Wayne, PA 19087-5593


PBHG Mid-Cap Value - PBHG Class

Charles Schwab & Co, Inc.                                                 34.55%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                                         21.40%
P.O. Box 3908
Church Street Station
New York, NY            10008-3908

Donaldson Lufkin & Jenrette                                                6.29%
PO. Box 2052
Jersey City, NJ  07303-2052

National Investor Services Corp.                                           5.48%
55 Water Street, 32nd Fl.
New York, NY 10041-3299


PBHG Small Cap Value - PBHG Class

The Northern Trust Co., Custodian                                         29.13%
FBO Arthur Andersen
P.O. Box 92956
Chicago, IL 60675-2956

Charles Schwab & Co., Inc.                                                21.94%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                         15.05%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

PBHG Small Cap Value - Advisor Class

Pilgrim Baxter & Associates, Ltd.                                           100%
1400 Liberty Ridge Drive
Wayne, PA 19087-5593


PBHG Focused Value Fund- PBHG Class
Charles Schwab & Co, Inc.                                                 23.70%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                         19.30%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

FTC & Co.                                                                  6.87%
P.O. Box 173736
Denver, CO  80217

PBHG New Opportunities Fund - PBHG Class

National Financial Services Corp.                                         10.20%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co, Inc.                                                  5.95%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122


PBHG Strategic Small Company Fund

National Financial Services Corp.                                         25.84%
P.O. Box 3908
Church Street Station
New York, NY            10008-3908

Charles Schwab & Co., Inc.                                                18.66%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122


PBHG Technology & Communications Fund - PBHG Class

Charles Schwab & Co., Inc.                                                23.08%
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                                         22.68%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

PBHG Technology & Communications Fund - Advisor Class

Pilgrim Baxter & Associates, Ltd.                                           100%
1400 Liberty Ridge Drive
Wayne, PA 19087-5593

PBHG Cash Reserves Fund - PBHG Class

Investec Ernst & Company
One Battery Park Plaza                                                    16.48%
New York, NY  10004-1405

Harold J. Baxter                                                           6.88%
Christine E. Baxter
1054 S. Leopard Road
Berwyn, PA 19312-2027

PBHG Global Technology & Communications Fund - PBHG Class

National Financial Services Corp.                                         13.67%
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Charles Schwab & Co., Inc.
101 Montgomery St.                                                        12.42%
San Francisco, CA  94104-4122

The Directors and Officers of the Fund collectively owned less than 1% of the outstanding shares of each portfolio at February 28, 2001, except that the Directors and Officers collectively owned 6.94% of the outstanding shares of Cash Reserves Fund - PBHG Class; 1.72% of the outstanding shares of Focused Value Fund - PBHG Class; and 3.27% of the outstanding shares of New Opportunities Fund at February 28, 2001.

                                   THE ADVISER

The Fund and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to the Portfolio (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or the Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The sole shareholder of the Adviser is United Asset Management Corporation ("UAM"). Prior to September 26, 2000, UAM was a New York Stock Exchange listed holding company. UAM's principal offices are located at One International Place, Boston, Massachusetts 02110. On September 26, 2000, Old Mutual plc ("Old Mutual") acquired UAM through a tender offer and merger (the "transaction"). As a result, Old Mutual became the ultimate parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Fund's Administrator, is a wholly-owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, Inc., a management investment company also managed by the Adviser. The Adviser currently has discretionary management authority with respect to over $13 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Fund. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Fund shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the Portfolio's average daily net assets. The investment advisory fees paid by the Portfolio is higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

In the interest of limiting the expenses of the Portfolio, the Adviser has voluntarily entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") pursuant to which the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (excluding Service (12b-1) Fees, interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than 1.90% of the average daily net assets of the Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate (excluding Service (12b-1) Fees, interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) of the Portfolio to exceed 1.90%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio excluding Service (12b-1) Fees, interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) is less than 1.90%; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations and therefore paid no advisory fees to the Advisor.

                                 THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, PA 19456, a wholly owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor does not receive any compensation for the distribution services it provides with respect to the Portfolio.

Under the Distribution Agreement, the Distributor is contractually required to continuously distribute the securities of the Fund. The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of the Portfolio to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Fund shall be entitled to pay to financial intermediaries, plan fiduciaries and investment professionals ("Service Providers") a shareholder servicing fee at the aggregate annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Advisor Class shares. The shareholder servicing fee is intended to compensate Service Providers for providing to shareholders or the underlying beneficial owners of Advisor Class shares: (i) personal support services; (ii) distribution assistance and distribution support services; and (iii) account maintenance services. In addition, insurance companies or their affiliates may be paid a shareholder servicing fee designed for providing similar services to variable annuity or variable life insurance contract holders ("Contract Holders") or their participants for which such insurance companies are not otherwise compensated by Contract Holders or participants.

The Distributor shall prepare and deliver written reports to the Board of Directors of the Fund on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Directors may from time to time request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from expenditures, no interested person of the Fund nor any Director of the Fund who is not an interested person of the Fund has a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations and therefore paid not fees to Service Providers pursuant to the Service Plan for its Advisor Class shares.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Fund and PBHG Fund Services (the "Administrator") entered into theThe Fund and PBHG Fund Services (the "Administrator") entered into an amended and restated  Administrative  Services  Agreement (the  "Administrative  Agreement")
dated January 1, 2001 pursuant to which the Administrator oversees the administration of the Fund's and the Portfolio's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into an amended and restated Sub-Administrative Services Agreement dated January 1, 2001 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. The Sub-Administrator is an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Fund and PBHG Insurance Series Fund, Inc. calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.


Prior to January 1, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the Fund pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended (the "Former Agreement"). Under the Former Agreement, the Administrator paid the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Fund and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations and therefore paid no administration fees.


                             OTHER SERVICE PROVIDERS

The Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund. The Administrator serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Fund under a sub-shareholder servicing agreement between UAM SSC and the Administrator. The principal place of business of UAM SSC is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. The Administrator also provides development and maintenance services for the Fund's web site, pursuant to a Shareholder Web Services Agreement. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Fund's Transfer Agent for providing these services to shareholders investing directly in the Fund.

Custodian

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Portfolio. As custodian, First Union National Bank holds cash, securities and other assets of the Fund as required by the 1940 Act.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund. PricewaterhouseCoopers LLC serves as the independent accountants of the Fund.

                             PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Portfolio. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolio best price and execution or other services which are of benefit to the Portfolio. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price. In the case of securities traded in the over-the-counter market, the Adviser expect normally to seek to select primary market makers.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's or the Fund's expenses. In addition, the Adviser may place orders for the purchase or sale of Portfolio securities with qualified broker-dealers that refer prospective shareholders to the Portfolio. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of the Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Fund's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by the Portfolio. The Code of Ethics allows trades to be made in securities that may be held by the Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information. In addition, the Fund's Board of Directors reviews and approves the codes of ethics of the Adviser and Distributor and any material amendments thereto. The Board also reviews annually reports on issues raised under the Adviser and Distributor's codes of ethics during the previous year.

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations and therefore paid no brokerage fees.

                              DESCRIPTION OF SHARES

The Fund may increase the number of classes and shares which the Portfolio is authorized to issue and may create additional portfolios of the Fund. Each share of the Portfolio represents an equal proportionate interest in the Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of the Portfolio and all assets in which such consideration is invested would belong to the Portfolio and would be subject to the liabilities related thereto.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of the Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all portfolios of the Fund will be voted on only by shareholders of the affected series. Shareholders of all series of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of the PBHG Class of the Fund will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Fund. Similarly, shareholders of the Advisor Class of the Fund will vote separately on matters relating solely to the Advisor Class and not on matters relating solely to the PBHG Class of the Fund. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Portfolio are offered on a continuous basis.

Purchases

You may purchase shares of the Portfolio directly through DST Systems, Inc., the Fund's Transfer Agent. Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of the Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolios. Such financial institutions may charge you a fee for this service in addition to the Portfolio's public offering price.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Fund and the

Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Fund that the Portfolio, to the extent it invests extensively in such companies, indefinitely discontinue the sale of its shares to new investors (other than directors, officers and employees of the Adviser and its affiliated companies). In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the Portfolio and its shareholders.

Minimum Investment

The minimum initial investment in the Portfolio is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Portfolio with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25.

Initial Purchase by Mail

An account may be opened by mailing a check or other negotiable bank draft payable to The PBHG Funds, Inc. for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund will not accept third-party checks, i.e., a check not payable to The PBHG Funds, Inc. or the Portfolio for initial or subsequent investments.

Additional Purchases By Phone (Telephone Purchase)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The minimum telephone purchase is $1,000, and the maximum is five times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Fund as a result of the cancellation of such purchase.

Initial Purchase By Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolio by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Portfolio and your assigned account number].

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

Purchase by ACH

If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 4:00 p.m. Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Fund. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

Redemptions

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern time for the Portfolio on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the

Portfolio next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of the Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time for the Portfolio and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. The Portfolio has made an election pursuant to Rule 18f-1 under the 1940 Act by which the Portfolio has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Portfolio at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

There is no charge for having a check for redemption proceeds mailed to you.

By Telephone

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Fund will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The Fund does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Shareholder Inquiries and Services Offered

If you have any questions about the Portfolio or the shareholder services described below, please call the Fund at 1-800-433-0051. Written inquiries should be sent to DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and

Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolio at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolio despite its fluctuating net asset value through regular purchases of a fixed dollar amount of shares in the Portfolio. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Portfolio's net asset value is relatively low and fewer shares being purchased when the Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Portfolio) from your designated checking or savings account. Your systematic investment in the Portfolio designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Portfolio. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other portfolios of the Fund currently available to the public. However, you are limited to four (4) exchanges annually from the Portfolio to the PBHG Cash Reserves Fund. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the Portfolio may legally be sold.

Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in the Portfolio. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one portfolio of the Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3) SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolio on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Fund also offers the following special accounts to meet your needs:

(1) Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) Custodial and Fiduciary Accounts. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Fund will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for the Portfolio. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Fund, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Portfolio, is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any Business Day. The net asset value per share of the Portfolio, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, the Portfolio must meet several other requirements. Among these requirements are the following: (i) the Portfolio must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Portfolio's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Portfolio may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to the Portfolio's principal business may, under regulations not yet issued, be excluded from qualifying income.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Portfolio are sold with original issue discount and thus do not make periodic cash interest payments. The Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio


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

securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in your particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Withholding

In certain cases, the Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Portfolio shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Portfolio shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments.

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Portfolio shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Portfolio may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Portfolio may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Portfolio of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Portfolio (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by the Portfolio (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if the Portfolio holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Portfolio will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).



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

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to the Portfolio's tax status as a RIC may limit the extent to which the Portfolio will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Tax

Investment Income received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If the Portfolio meets the Distribution Requirement and if more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Portfolio with respect to income derived from securities for which applicable holding period requirements have been satisfied (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Portfolio will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, there are certain holding period requirements that must be satisfied by a shareholder before such shareholder will be allowed a deduction or credit. If the Portfolio makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders

Dividends from the Portfolio's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Portfolio's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Portfolio or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of the Portfolio and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the Portfolio are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from the Portfolio's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of the Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 31, 1999. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Portfolio.

                             PERFORMANCE ADVERTISING

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                           CALCULATION OF TOTAL RETURN

From time to time, the Portfolio may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations and has no one year, five year, ten year or since inception total return.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLC serves as the independent accountants for the Portfolio. PWC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.




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